Exhibit 5


          ADMINISTRATION AGREEMENT dated as of September 15, 1997 (the "Closing Date"), among TIERS Asset-Backed Securities, Series CHAMT Trust 1997-7, a Delaware business trust (the "Issuer"), Delaware Trust Capital Management, Inc., as Trustee under the Trust Agreement referred to below (the "Owner Trustee") and Structured Products Corp. as Administrator (in such capacity, the "Administrator").


                       W I T N E S S E T H:


          WHEREAS the Issuer is issuing: (i) the TIERS Asset-Backed Securities Fixed Rate Notes, Class A (the "Notes") pursuant to the Standard Terms of the Indenture ("Indenture Standard Terms") and the TIERS<service-mark> Asset-Backed Securities, Series CHAMT Trust 1997-7 Indenture ("Indenture Series Terms"), each dated as of the Closing Date and each between the Issuer and First Trust of New York, National Association ("First Trust"), as Indenture Trustee thereunder (the "Indenture Trustee"; the Indenture Standard Terms and the Indenture Series Terms, as amended and supplemented from time to time (the "Indenture"); and (ii) the TIERS<service-mark> Asset-Backed Securities, Floating Rate Certificates, Class B (the "Certificates") pursuant to the Base Trust Agreement and the TIERS<service-mark> Asset-Backed Securities Series CHAMT Trust 1997-7 Supplement thereto, each dated as of the Closing Date and each between Structured Products Corp. as Depositor thereunder (the "Depositor") and the Owner Trustee (as amended and supplemented from time to time, the "Trust Agreement"). Terms used in this Agreement but not defined herein shall have the meanings set forth in the Trust Agreement;

          WHEREAS  the  Issuer  has  entered  into  certain  agreements  in connection with the issuance of the Notes and the Certificates (collectively, the "Securities") including (a) the Indenture, (b) the Trust Agreement, (c) a Letter of Representations dated as of the Closing Date, with respect to the Notes (as amended and supplemented from time to time, the "Note Depository Agreement"), among the Issuer, the Indenture Trustee and The Depository Trust Company ("DTC"), (d) a Letter of Representations dated as of the Closing Date, with respect to the Trust Certificates (as amended and supplemented from time to time, the "Certificate Depository Agreement", and, together with the Note Depository Agreement, the "Depository Agreements") among the Issuer, the Indenture Trustee, the Owner Trustee and DTC, (e) an ISDA Master Agreement and related schedule and confirmations dated as of the Closing Date (as amended and supplemented from time to time, the "Swap Agreement"), between the Issuer and

Westdeutsche Landesbank Girozentrale, New York Branch, (the Indenture, the Depository Agreements and the Swap Agreement being hereinafter referred to collectively as the "Related Agreements");

          WHEREAS pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with such Related Agreements.

          WHEREAS the Issuer and the Owner Trustee desire to have the Administrator perform certain of such duties for and on behalf of the Issuer and the Owner Trustee; and

          WHEREAS the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.


          NOW,   THEREFORE,   in  consideration  of  the  mutual  covenants
contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          1.   DUTIES OF THE ADMINISTRATOR.

          (a) DUTIES WITH RESPECT TO THE DEPOSITORY AGREEMENTS, GENERAL. Subject to paragraph 4 below, the Administrator agrees to perform, on behalf of the Issuer and the Owner Trustee, the ministerial, non-fiduciary duties delegated herein with respect to the Depository Agreements in accordance with the terms hereof. In performing such duties the Administrator shall be entitled to seek direction from the Owner Trustee, the Issuer and the Indenture Trustee.

          (b) DUTIES WITH RESPECT TO THE INDENTURE. The Administrator shall, to the extent permitted by law, perform all those non-fiduciary duties of the Issuer under the Indenture, other than those duties delegated to First Trust as Administrator under the Administration Agreement (the
"Other Administration Agreement") dated September 15, 1997 among the Issuer, the Owner Trustee and First Trust, as acknowledged and agreed to by Structured Products Corp. as Depositor under the Trust Agreement.

          (c) DUTIES WITH RESPECT TO THE TRUST AGREEMENT. The Administrator shall, to the extent permitted by law, perform all those non-fiduciary duties of the Issuer and the Owner Trustee under the Trust
Agreement, other than those duties delegated to First Trust as Administrator under the Other Administration Agreement.

          2. ROLE OF ADMINISTRATOR. Unless expressly contemplated by the Related Documents, the Administrator shall have no authority to represent the Issuer or the Owner Trustee in any way except as Administrator as expressly contemplated hereby and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

          3. NO JOINT VENTURE. Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity or shall be construed to impose any liability as such on any of them thereby or (b) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others; other than as expressly contemplated hereby.

          4. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Trustee.

          5.   TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR.

          (a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate, except as to surviving rights of indemnity. Subject to Section 5(d) below, the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

          (b)  Subject  to  Section  5(d)  below,  the  Issuer or the Owner
Trustee, may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

          (c) Subject to Section 5(d) below, either or both of the Owner Trustee or the Issuer may, in its or their sole discretion, remove the Administrator immediately upon written notice of termination from the Issuer, or the Owner Trustee, to the Administrator if any of the following events shall occur:

            (i) the Administrator shall materially default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within thirty days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

           (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

          (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

          The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee within seven days after the happening of such event.

          (d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Depositor and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. If the Administrator believes in good faith it cannot perform its duties and resigns, it shall be entitled to petition a court of competent jurisdiction to appoint a successor and it shall not be required to take any action hereunder until a final non-appealable determination by such court is made.

          (e) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition (as defined in the Trust Agreement) with respect to the proposed appointment.

          6. ACTION UPON TERMINATION, RESIGNATION OR REMOVAL. Promptly upon the effective date of termination of this Agreement pursuant to
Section 5(a) or the resignation or removal of the Administrator pursuant to
Section 5(b), respectively, the successor Administrator shall automatically become the Administrator under this Agreement.

          7. NOTICES. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

          (a)  If to the Issuer to:

               TIERS<service-mark> Asset-Backed Securities
               Series CHAMT Trust 1997-9
               c/o Delaware Trust Capital Management, Inc.

               c/o Core States Bank Delaware
               5-4-82-12
               4th Floor
               3 Beaver Valley Road
               Wilmington, Delaware 19803
               Attention:     Corporate Trust Department
                              Louis Geibel
                              Richard Smith
               Telephone:     302-421-7339
               Facsimile:     302-421-7387

          (b)  If to the Administrator, to

               Structured Products Corp.




          (c)  If to the Indenture Trustee, to:

               First Trust of New York, National Association
               100 Wall Street, Suite 1600
               New York, New York 10005
               Attention:     Marlene Fahey
               Facsimile:     212-809-5459


          (d)  If to the Owner Trustee, to

               Delaware  Trust  Capital  Management,   Inc.,   not  in  its
               individual capacity but solely as Owner Trustee
               c/o Core States Bank Delaware
               5-4-82-12
               4th Floor
               3 Beaver Valley Road
               Wilmington, Delaware 19803
               Attention:     Corporate Trust Department
                              Louis Geibel
                              Richard Smith
               Telephone:     302-421-7339
               Facsimile:     302-421-7387

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand delivered to the address of such party as provided above.

          8. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer, the Administrator, and the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding to or amending, modifying or supplementing any provisions to; PROVIDED that such amendment will not, in the Opinion of Counsel satisfactory to each such party, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Issuer, the Administrator, the Owner Trustee, the Indenture Trustee and the Depositor with the written consent of the holders of Notes evidencing at least a majority in the outstanding principal amount of the Notes and the holders of Certificates evidencing at least a majority of the outstanding principal amount thereof for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment may (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or Certificateholders (b) reduce the aforesaid percentage of the holders of Notes and Certificates which are required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates or (c) amend or modify the terms of this
Section 14. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the permission of the Depositor, which permission shall not be unreasonably withheld.

          9. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer, the Indenture Trustee, the Owner Trustee, and the Depositor and subject to the satisfaction of the Rating Agency Condition in respect thereto, provided however the Administrator may delegate certain of its duties hereunder to agents selected with reasonable care. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

          10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          11. HEADINGS. The section headings hereof have been inserted for convenience or reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

          12.  COUNTERPARTS.    This   Agreement   may   be   executed   in
counterparts, each of which when so executed shall together constitute but one and the same agreement.

          13. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          14. LIABILITY OF ADMINISTRATOR. As provided in the Trust Agreement, the Administrator shall be entitled to the same rights, privileges and immunities available to as applicable, the Issuer or the Owner Trustee, on whose behalf it is acting hereunder or under the Trust Agreement or Indenture, notwithstanding anything to the contrary herein or elsewhere.

          15.  LIMITATION OF LIABILITY.

          (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Delaware Trust Capital Management, Inc. not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Delaware Trust Capital Management, Inc. in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VIII of the Trust Agreement.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by First Trust of New York, National Association not in its individual capacity but solely as Indenture Trustee and Administrator and in no event shall First Trust of New York, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the asset of the Issuer.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

                          DELAWARE TRUST CAPITAL MANAGEMENT, INC., not in its individual capacity but solely as Trustee,


                          By: _______________________________________
                          Title: ____________________________________



                          TIERS<service-mark>    ASSET-BACKED   SECURITIES,
                          SERIES CHAMT 1997-7 TRUST,
                          a Delaware Business Trust

                          By: Delaware Trust Capital Management, Inc., not in its individual capacity but solely as Trustee,


                               By: _______________________________________
                               Title: ____________________________________


                          FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION, as Indenture Trustee


                          By: _______________________________________
                          Title: ____________________________________


                         Accepted and Agreed as of the date first above written:

                         STRUCTURED PRODUCTS CORP., as Administrator


                         By: _______________________________________
                         Title: ____________________________________





                                   8

ng73482.1